UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 − ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 3, 2015, Crown Castle Operating Company (“Borrower”), a direct wholly owned subsidiary of Crown Castle International Corp. (“Company”), entered into Incremental Facility Amendment No. 5 (“Incremental Facility Amendment”), among the Company, the Borrower, certain subsidiaries of the Borrower, the lenders party thereto and The Royal Bank of Scotland plc (“RBS”), as administrative agent, issuing bank and swingline lender, to the Credit Agreement dated as of January 31, 2012 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Borrower, the Company, the lenders and issuing banks from time to time party thereto, RBS, as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent, and Morgan Stanley Senior Funding, Inc., as co-documentation agent.  The Incremental Facility Amendment increased the aggregate revolving commitments under the Credit Agreement by $100 million, such that the aggregate revolving commitments under the Credit Agreement after giving effect to the Incremental Facility Amendment are $2.23 billion.

The foregoing summary of the Incremental Facility Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Incremental Facility Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Credit Agreement has been previously filed with, and is described in, the Company’s Current Report on Form 8-K dated January 31, 2012.

ITEM 2.03 − CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated herein by reference.

ITEM 9.01 − FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1
Incremental Facility Amendment No. 5 dated as of February 3, 2015, among Crown Castle International Corp. (“Company”), Crown Castle Operating Company (“Borrower”), certain subsidiaries of the Borrower, the lenders party thereto and The Royal Bank of Scotland plc (“RBS”), as administrative agent, issuing bank and swingline lender, to the Credit Agreement dated as of January 31, 2012, among the Company, the Borrower, the lenders and issuing banks from time to time party thereto, RBS, as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent, and Morgan Stanley Senior Funding, Inc., as co-documentation agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

Date: February 3, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1
Incremental Facility Amendment No. 5 dated as of February 3, 2015, among Crown Castle International Corp. (“Company”), Crown Castle Operating Company (“Borrower”), certain subsidiaries of the Borrower, the lenders party thereto, The Royal Bank of Scotland plc (“RBS”), as administrative agent, issuing bank and swingline lender, to the Credit Agreement dated as of January 31, 2012, among the Company, the Borrower, the lenders and issuing banks from time to time party thereto, RBS, as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent, and Morgan Stanley Senior Funding, Inc., as co-documentation agent.